                          CB COMMERCIAL HOLDINGS, INC.

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



The following unaudited pro forma combined balance sheet as of June 30, 1996, and combined statements of operations for the six months ended June 30, 1996, and the year ended December 31, 1995 ("the pro forma financial statements") give effect to the acquisitions of Westmark Realty Advisors L.L.C., a Delaware limited liability company ("Westmark"), L.J. Melody & Company, a Texas corporation, and L.J. Melody & Company of California, a Texas corporation (together, "Melody"), by CB Commercial Holdings, Inc. and Subsidiaries ("CB Commercial") (together with Westmark and Melody, the "Company") as if the Melody acquisition occurred on June 30, 1996, in the combined balance sheet and as if both acquisitions occurred on January 1, 1995, in the combined statement of operations. The pro forma statements also reflect the effects of the financing obtained to conclude the acquisition, as well as certain other related assumptions. The Company has determined initially that the $34.5 million (Westmark) and $10.5 million (Melody) in goodwill arising from the acquisitions should be amortized on a straight-line basis over an estimated useful life of 30 years. The Company recognizes that a 30 year period could be viewed as longer than that generally used for service businesses and may be subject to challenge. In addition, the Company intends to periodically evaluate the significant assumptions inherent in the recoverability of this asset and record any impairment in the period such changes occur.

The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable. The acquisitions have been accounted for by CB Commercial as purchases. The adjustments included in the pro forma financial statements represent the effects of the Company's preliminary determination and allocation of the purchase price to the fair value of the assets and liabilities acquired, based upon currently available information. There can be no assurance that the actual effects will not differ significantly from the pro forma adjustments reflected in the pro forma financial statements.

The pro forma financial statements are not necessarily indicative of either future results of operations or results that might have been achieved if the acquisitions had been consummated as of the dates indicated. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements and footnotes of CB Commercial, Westmark, and Melody, and CB Commercial's Current Report on Form 8-K dated July 3, 1996.

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                                                    June 30, 1996
                                                                 ---------------------------------------------------
                                                                  CB Commercial                         L.J. Melody
                                                                  Holdings Inc.      L.J. Melody         & Company
                                                                And Subsidiaries      & Company        of California
                                                                ----------------   ---------------     -------------
         Assets
Current Assets:
        Cash and cash equivalents                                  $27,451              $175             $200
        Receivables, less allowance for doubtful
           accounts                                                 29,739
        Prepaid expenses                                             7,828                86               29
                                                                  ----------           ------            -----
           Total current assets                                     65,018               261              229
Property and equipment, net                                         42,972               148              169
Other intangible assets, net                                         9,370                                432
Goodwill, net                                                       58,373                                  4

Inventoried property                                                 7,355
Deferred tax asset

Other assets, net                                                    6,675                13               24
                                                                  ----------           ------            -----
           Total assets                                            189,763               422              858
                                                                  =========           =======          =======

        Liabilities and Stockholders' Equity (Deficit)
Current Liabilities:
        Compensation and employee benefits                          23,566                227             245
        Accounts payable and accrued expenses                       17,778                 91              38
        Senior revolving credit line                                16,323
        Current maturities of long-term debt                        11,002
        Current portion of Melody notes
        Reserve for bonus and profit sharing                         5,805
        Current portion of capital lease obligations                 2,592
                                                                  ----------           ------            -----
           Total current liabilities                                77,066                318             283
                                                                  ----------           ------            -----

Long-term debt, less current maturities
        Senior term loans                                          142,172
        Senior subordinated term loans                              82,108
        Melody notes
        Inventoried property loan                                    7,470
        Other long-term debt                                         3,275
                                                                  ----------           ------            -----
           Total long-term debt                                    235,025                  0               0
                                                                  ----------           ------            -----
Other long-term liabilities                                         28,679
                                                                  ----------           ------            -----
           Total liabilities                                       340,770                318             283
                                                                  ----------           ------            -----

Commitments and contingencies

Stockholders' Equity (Deficit)
        Preferred stock, $0.01 par value                                40
        Common stock, $0.01 par value                                   95                104
        Common stock options outstanding                               263
        Additional paid-in capital                                 112,116                                575
        Accumulated deficit                                       (263,521)
                                                                  ----------             ------          -----
           Total stockholders' equity (deficit)                   (151,007)               104             575
                                                                  ----------             ------          -----
           Total liabilities and stockholders' equity (deficit)   $189,763               $422            $858
                                                                  ==========             ======          =====


                                                                     Pro Forma          Pro Forma
                                                                    Adjustments         Combined
                                                                   -------------       ------------
         Assets
Current Assets:
        Cash and cash equivalents                                   ($9,000)(b)         $18,826
        Receivables, less allowance for doubtful
           accounts                                                                      29,739
        Prepaid expenses                                                                  7,943
                                                                    --------           ---------
           Total current assets                                      (9,000)             56,508
Property and equipment, net                                               -              43,289
Other intangible assets, net                                          3,296 (b)          13,098
Goodwill, net                                                        10,510 (b)
                                                                     (5,250)(a)          63,637
Inventoried property                                                                      7,355
Deferred tax asset                                                    5,250 (a)
                                                                     (1,528)(b)           3,722
Other assets, net                                                                         6,712
                                                                    --------           ---------
           Total assets                                               3,278             194,321
                                                                    ========           =========

        Liabilities and Stockholders' Equity (Deficit)
Current Liabilities:
        Compensation and employee benefits                                               24,038
        Accounts payable and accrued expenses                           290 (b)          18,197
        Senior revolving credit line                                                     16,323
        Current maturities of long-term debt                                             11,002
        Current portion of Melody notes                               1,500 (b)           1,500
        Reserve for bonus and profit sharing                                              5,805
        Current portion of capital lease obligations                                      2,592
                                                                    --------          ----------
           Total current liabilities                                  1,790              79,457
                                                                    --------          ----------

Long-term debt, less current maturities
        Senior term loans                                             1,500 (b)         143,672
        Senior subordinated term loans                                                   82,108
        Melody notes                                                                          -
        Inventoried property loan                                                         7,470
        Other long-term debt                                            667 (b)           3,942
                                                                    --------          ----------
           Total long-term debt                                       2,167             237,192
                                                                    --------          ----------
Other long-term liabilities                                               -              28,679
                                                                    --------          ----------
           Total liabilities                                          3,957             345,328
                                                                    --------          ----------

Commitments and contingencies

Stockholders' Equity (Deficit)
        Preferred stock, $0.01 par value                                                     40
        Common stock, $0.01 par value                                  (104)(b)              95
        Common stock options outstanding                                                    263
        Additional paid-in capital                                     (575)(b)         112,116
                                                                    --------          ----------
        Accumulated deficit                                                            (263,521)
           Total stockholders' equity (deficit)                        (679)           (151,007)
                                                                    --------          ----------
           Total liabilities and stockholders' equity (deficit)      $3,278            $194,321
                                                                    ========          ==========

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 (Amounts in thousands, except per share data)

                                                    Six Months Ended June 30, 1996
                                            --------------------------------------------
                                             CB Commercial                  L.J. Melody
                                             Holdings Inc.    L.J. Melody    & Company      Pro Forma     Pro Forma
                                            And Subsidiaries   & Company   of California   Adjustments    Combined
                                            ----------------  -----------  -------------   -----------    ---------
Revenues:
      Operating revenues                      $243,423         $2,161        $1,256                         $246,840
      Interest income                            1,021            135            10                            1,166
                                            -----------        --------      --------        --------     ----------
                                               244,444          2,296         1,266           -              248,006
                                            -----------        --------      --------        --------     ----------
Costs and Expenses:
      Commissions, fees and other costs        110,852          2,537         1,075          (1,070) (c)     113,394

      Operating and administrative             115,135            921           624             233  (d)     116,913


      Interest                                  11,547              -             -             216  (e)      11,763
      Depreciation and amortization              4,894             35           128             355  (f)       5,412
                                            -----------        --------      --------        --------     ----------
                                               242,428          3,493         1,827            (266)         247,482
                                            -----------        --------      --------        --------     ----------

Income before provision for income taxes         2,016          (1,197)        (561)            266              524

Provision for income taxes                         390              -                          (287) (g)         103
                                            -----------        --------      --------        --------     ----------

Net Income                                      $1,626         ($1,197)       ($561)            $553            $421
                                            ==========         --------      --------        --------     ==========


Per share date
      Net income per common and common
           equivalent share outstanding          $0.12                                                         $0.03
                                            ==========                                                    ==========

      Weighted average common and common
           equivalent shares outstanding    13,449,967                                                    13,449,967
                                            ==========                                                    ==========

        See Notes to Unaudited Pro Forma Combined Financial Statements.

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 (Amounts in thousands, except per share data)

                                                CB Commercial        Westmark                           L.J. Melody
                                                Holdings Inc.         Realty           L.J. Melody       & Company
                                              And Subsidiaries     Advisors L.L.C.      & Company       of California
                                                 Year Ended       Six Months Ended      Year Ended       Year Ended
                                             December 31, 1995     June 30, 1995     December 31, 1995  December 31, 1995
                                             -----------------   -----------------   -----------------  ------------------
Revenues:
       Operating revenues                            $468,287             $10,887              $6,866              $3,471
       Interest income                                  1,847                  36                 208                   8
                                             -----------------   -----------------   -----------------  ------------------
                                                      470,134              10,923               7,074               3,479
                                             -----------------   -----------------   -----------------  ------------------
Costs and Expenses:
       Commissions, fees and other costs              219,603                   -               4,453               2,093
       Operating and administrative                   207,383               9,285               1,417                 976



       Interest                                        23,267                  19
       Depreciation and amortization                   11,631                 163                 165                 273

                                             -----------------   -----------------   -----------------  ------------------
                                                      461,884               9,467               6,035               3,342
                                             -----------------   -----------------   -----------------  ------------------

Income before provision for income taxes                8,250               1,456               1,039                 137

Provision for income taxes                                841

                                             -----------------   -----------------   -----------------  ------------------

Net Income                                              7,409               1,456               1,039                 137
                                             =================   =================   =================  ==================


Per share date
       Net income per common and common
            equivalent share outstanding                $0.56
                                             =================

       Weighted average common and common
            equivalent shares outstanding          13,168,975
                                             =================

                                                  Pro Forma         Pro Forma
                                                 Adjustments         Combined
                                                 -----------        ---------
Revenues:
        Operating revenues                                           $489,511
        Interest income                                                 2,099
                                                 -----------        ---------
                                                      -               491,610
                                                 -----------        ---------
Costs and Expenses:
        Commissions, fees and other costs                             226,149
        Operating and administrative                      50  (h)
                                                          96  (i)
                                                          82  (j)
                                                         467  (d)     219,756
        Interest                                       2,794  (k)      26,080
        Depreciation and amortization                     17  (l)
                                                       2,253  (m)      14,502
                                                 -----------        ---------
                                                       5,759          486,487
                                                 -----------        ---------

Income before provision for income taxes              (5,759)           5,123

Provision for income taxes                                 2  (n)         843
                                                        (623) (g)        (623)
                                                 -----------        ---------

Net Income                                            (5,138)           4,903
                                                 ===========        =========


Per share date
        Net income per common and common
             equivalent share outstanding                               $0.37
                                                                    =========

        Weighted average common and common
             equivalent shares outstanding                          13,168,975
                                                                    ==========

        See Notes to Unaudited Pro Forma Combined Financial Statements.

                         NOTES TO UNAUDITED PRO FORMA
                         COMBINED FINANCIAL STATEMENTS
                            (Amounts in thousands)




  (a) Reflects deferred tax asset recognized as a result of Melody acquisition.

  (b) Reflects the purchase accounting adjustments for the Melody acquisition along with the related financing and elimination of Melody's equity.

  (c) Reflects reversal of accrual for one-time bonus compensation to Melody employees recorded prior to the acquisition.

  (d) Reflects compensation expense for Larry Melody's employment agreement entered into in connection with the acquisition.

  (e)   Reflects interest on debt financing of acquisition.

  (f) Reflects the amortization of $9,000 in net intangible assets and goodwill of Melody. Period of amortization ranges from three years to 30 years.

  (g) Reflects deferred tax benefit of certain pro forma adjustments relating to Melody purchase accounting entries, consisting of additional compensation expense, interest expense and amortization of intangible assets.

  (h) Reflects elimination of Westmark's historical amortization of deferred leasing concessions.

  (i) Reflects increased compensation resulting from new employment agreements with certain Westmark executives.

  (j) Reflects occupancy rent on a straight-line basis from date of Westmark acquisition.

  (k) Reflects interest on debt financing ($2,251 for Westmark and $543 for Melody) of acquisitions.

  (l) Reflects increase in depreciation expense associated with reducing the useful life of Westmark's computers from 5 to 3 years.

  (m) Reflects the amortization of $41,400 and $9,000 in net intangible assets and goodwill for Westmark and Melody, respectively. Amortization is $1,544 and $709 for Westmark and Melody, respectively. Period of amortization ranges from three years to 30 years.

  (n) Reflects the additional minimum tax resulting from combined operations of Westmark.